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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) August 20, 1996
                                                      ---------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------



     Item 3.   Bankruptcy or Receivership.
               ---------------------------



     Item 4.   Changes in Registrant's Certifying Accountant.
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     Item 5.   Other Events.
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               The Registrant issued a press release on Tuesday, August 20,
               1996 announcing its first quarterly dividend.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               The following exhibit is filed with this Current Report on Form 8-K.


               Exhibit No.              Description
               -----------              -----------
                  99                    Press Release dated August 20, 1996
                                        announcing the Registrant's first
                                        quarterly dividend.



     Item 8.   Change in fiscal year
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    August 20, 1996               By:  BERNARD F. LENIHAN
                                                  -------------------------
                                                  Bernard F. Lenihan
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated August 20, 1996 announcing Registrant's first quarterly dividend.




     FOR IMMEDIATE RELEASE                   CONTACT: Augustine F. Jehle
     August 20, 1996                                     (201)795-4000
                                                      Anthony S. Cicatiello
                                                         (908)382-1066



                            STATEWIDE FINANCIAL CORP
                               DECLARES DIVIDEND


     JERSEY CITY, N.J.--(August 20, 1996)--Statewide Financial Corp (NASDAQ: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors Monday adopted a dividend policy to pay an annual dividend of $0.40 per common share, payable in equal quarterly installments, should the earnings of the Company warrant.

     At the same time, the Board of Directors declared a quarterly dividend on its common stock of ten cents ($0.10) per common share. The dividend will be payable on September 30, 1996 to shareholders of record at the close of business on September 10, 1996. This is the first dividend paid by Statewide Financial Corp since its initial public offering on September 29, 1995.

     In announcing the dividend, Victor M. Richel, Chairman, President and Chief Executive Officer, said, "The declaration of our dividend policy reflects our fundamental commitment to maintaining shareholder value. This policy is the result of our sound financial condition and the progress we've made in implementing our customer-focused marketing plan."

     Headquartered in Jersey City, N.J., Statewide Savings Bank is a state-chartered stock savings and loan association that conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation (FDIC).